                                                                    EXHIBIT 23.6


       [LETTERHEAD OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED]


We hereby consent to the use of the references to our opinion letter dated March 25, 1996 to the Board of Directors of Simon Property Group Inc. ("SPG") under the captions "Summary" and "The Proposed Merger and Related Matters" of the Proxy Statement/Prospectus which forms a part of the Registration Statement on Form S-4 relating to the proposed merger of DeBartolo Realty Corporation with and into Day Acquisition Corp., a subsidiary of SPG, and to the use of our name in such Proxy Statement/Prospectus in conjunction therewith. In giving such consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder, nor do we thereby admit that we are experts with respect to any part of such Registration Statement within the meaning of the term "experts" as used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                  INCORPORATED



                                        BY: /s/  MARTIN J. CICCO
                                           ----------------------------------
                                                 Martin J. Cicco


June 26, 1996

                                                                  EXHIBIT 23.6



       [LETTERHEAD OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED]



We hereby consent to the use of our opinion letter to be dated as of the date of the Proxy Statement/Prospectus which forms a part of the Registration Statement on Form S-4 relating to the proposed merger of DeBartolo Realty Corporation with and into Day Acquisition Corp., a subsidiary of Simon Property Group, Inc. ("SPG"), to the Board of Directors of SPG to be included as Annex II to such Proxy Statement/Prospectus, subject to the issuance of such opinion by us. In giving such consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder, nor do we thereby admit that we are experts with respect to any part of such Registration Statement within the meaning of the term "experts" as used in the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                    INCORPORATED


                                        By: /s/ MARTIN J. CICCO
                                            __________________________________
                                                MARTIN J. CICCO


June 26, 1996